Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Available	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Upon Request	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Listing of bank account numbers and balances		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Accounts Payables	MOR-4	X
Accounts Receivable Aging		N/A
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ J. Gregory Ambro Signature of Debtor	July 22, 2010 Date

Signature of Joint Debtor	Date

/s/ J. Gregory Ambro Signature of Authorized Individual*	July 22, 2010 Date

J. Gregory Ambro Printed Name of Authorized Individual	Executive Vice President and Chief Operating Officer Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS						CURRENT MONTH		FILING TO DATE
	GEN OPER.	STORE WORKING FUNDS	UTILITY DEP	SALES TAX	PROF FEES RESERVE	ALASKA	ACTUAL	PROJECTED [2]	ACTUAL
CASH (LOAN BALANCE) BEGINNING OF MONTH	$ 10,856	$ -	$ 281	$ -	$ -	$ -	$ 11,137	$ 9,591	$ (68,811)

RECEIPTS
CASH SALES	-						-	-	83,387
CREDIT CARD RECEIVABLES	-						-	-	20,495
LOANS AND ADVANCES	-						-	-	-
SALE OF ASSETS	-						-	-	117,620
OTHER RECEIPTS	9						9	-	69,047
TRANSFERS (FROM DIP ACCTS)	-			-	-		-	-	-

TOTAL RECEIPTS	$ 9	$ -	$ -	$ -	$ -	$ -	$ 9	$ -	$290,549

DISBURSEMENTS
ADVERTISING	-						-	-	3,223
MERCHANDISE (INCLUDING FREIGHT)	-						-	-	53,228
RENT	76						76	81	14,390
PAYROLL, PAYROLL TAXES, AND BENEFITS	70						70	62	50,935
UTILITIES	7						7	14	4,725
INSURANCE	1						1	-	1,114
SALES AND OTHER TAXES	-						-	-	33,059
GENERAL OPERATING	15						15	24	8,710
FINLAY LICENSE	-						-	-	11,814
FINANCING EXPENSES	-						-	-	3,524
PROFESSIONAL FEES	1,302						1,302	210	17,530
OTHER	-						-	-	7,685
TOTAL DISBURSEMENTS	$ 1,471	$ -	$ -	$ -	$ -	$ -	$ 1,471	$ 391	$209,937

DRAW ON LC	-						-	-	4,648
ADJUSTMENTS	-						-	-	2,522
NET CASH FLOW	$ (1,462)	$ -	$ -	$ -	$ -	$ -	$ (1,462)	$ (391)	$ 78,486
(RECEIPTS LESS DISBURSEMENTS)

CASH (LOAN BALANCE)- END OF MONTH	$ 9,394	$ -	$ 281	$ -	$ -	$ -	$ 9,675	$ 9,200	$ 9,675

[1] The cash balances and activity on this schedule represents the following balance sheet items: Unrestricted Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, and Revolver Line of Credit. The balance of the revolver line of credit as of 7/3/10 was $0.
[2] 'Projected' amounts reflect projections per the winddown budget.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

(Actual $)
				AMOUNT PAID		TOTAL PAID TO DATE
	PERIOD	DATE OF COURT ORDER	AMOUNT					TOTAL INCURRED
PAYEE	COVERED	AUTHORIZING PAYMENT	APPROVED	FEES	EXPENSES	FEES	EXPENSES	AND UNPAID
O'Melveny & Meyers	5/30/10 to 7/3/10	6/7/2010, 6/24/10	799,627	754,887	44,740	5,976,927	196,823	600,391
FTI Consulting	5/30/10 to 7/3/10	6/11/2010	181,644	181,244	400	2,989,958	132,806	45,311
Richards, Layton & Finger	5/30/10 to 7/3/10	5/25/2010, 6/21/10	31,970	29,023	2,947	837,176	62,358	46,594
Kurtzman Carson Consultants	5/30/10 to 7/3/10	n/a	n/a	17,291	23,800	1,076,411	146,698	31,205
Cooley Godward Kronish	5/30/10 to 7/3/10	6/3/2010, 6/14/10	87,478	79,885	7,593	778,457	30,833	83,955
Loughlin Meghji & Company	5/30/10 to 7/3/10	6/16/2010	11,144	11,144	-	804,397	824	58,556
Benesch	5/30/10 to 7/3/10	6/16/2010	1,153	969	184	151,953	3,547	6,311
GE Capital Third Party Legal [1]	5/30/10 to 7/3/10	n/a	n/a			578,731	5,505	-
Financial Dynamics	5/30/10 to 7/3/10					29,377	-	-
Other	5/30/10 to 7/3/10	5/25/2010, 6/23/10	9,875	9,710	165	215,683	717	6,868

TOTAL PAYMENTS TO PROFESSIONALS			$ 1,122,891	$ 1,084,153	$ 79,829	$ 13,439,070	$ 580,111	$ 879,191

[1] Amounts paid to GE Capital's legal advisors represent disbursements related to advisory work on the Credit Agreement.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

STATEMENT OF OPERATIONS - Income Statement

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month ($ in 000's)	Filing to Date ($ in 000's)
Net Sales	-	93,101
Net Leased Department Revenue	-	1,791
Net Credit Revenue	-	1,758
Total Revenues	-	96,650
COST OF GOODS SOLD
Cost of Goods Sold	-	73,936
Gross Profit	-	22,714
OPERATING EXPENSES
Advertising	-	2,108
Bad Debts	-	61
Contributions	-	9
Employee Benefits Programs	10	2,375
Insider Compensation	54	1,332
Insurance	14	1,395
Repairs and Maintenance	(1)	1,441
Rent and Lease Expense	76	4,716
Salaries/Commissions/Fees	23	21,661
Supplies	-	1,920
Taxes	32	3,882
Travel and Entertainment	-	132
Utilities [1]	(10)	1,636
Other (attach schedule)	11	97,610
Total Operating Expenses Before Depreciation	209	140,278
Depreciation/Depletion/Amortization	12	5,433
Net Profit (Loss) Before Other Income & Expenses	(221)	(122,997)
OTHER INCOME AND EXPENSES
Other (Income (attach schedule)	(40)	(4,228)
Interest Expense	-	1,656
Net Profit (Loss) Before Reorganization Items	(181)	(120,425)
REORGANIZATION ITEMS
Professional Fees	451	14,853
U. S. Trustee Quarterly Fees	3	106
Other Reorganization Expenses (attach schedule)	-	2,809
Total Reorganization Expenses	454	17,768
Income Taxes	-	76
Net Profit (Loss)	$ (635)	$ (138,269)

[1] Includes an adjustment on the final utility invoice for the Eureka, CA building sold in May 2010.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF "OTHER" CATEGORY	Month ($ in 000s)	Filing to Date ($ in 000s)

Other Operational Expenses
Services Purchased	5	5,634
Unclassified	(1)	(1,120)
Communications	2	674
Postage	-	223
Professional Fees	5	9
Costs capitalized under Uniform Capitalization Rules [1]	-	(1,099)
Loss on Sale of Assets	-	93,245
Store Closure Costs	-	44

Total Other Operational Expenses	11	97,610
Other Income
Rental income	(3)	(135)
Miscellaneous income [2]	(37)	(4,093)

Total Other Income	(40)	(4,228)
Other Reorganization Expenses
Amortization of DIP loan fees	-	2,809
		-
Total Other Reorganization Expenses	-	2,809

[1] Uniform Capitalization Rules require capitalization of certain indirect buying, handling and distribution costs to align these costs with the related sales.
[2] Miscellaneous income includes $35K receivable due from HSBC related to Gottschalks' share of the bad debt sales tax deduction from the California Board of Equilization.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS	($ in 000's)	($ in 000's)
Unrestricted Cash and Cash Equivalents	$ 9,266	$ 7,408
Restricted Cash and Cash Equivalents [1]	281	-
Accounts Receivable (Net)	2,887	2,944
Inventories	-	126,552
Prepaid Expenses (attach schedule)	1,829	3,849
Professional Retainers	320	493
Other Current Assets (attach schedule)	6,625	8,216
TOTAL CURRENT ASSETS	$ 21,208	$ 149,462
PROPERTY AND EQUIPMENT
Real Property and Improvements	-	60,652
Machinery and Equipment	-	61,313
Furniture, Fixtures and Office Equipment	-	89,942
Leasehold Improvements	3,981	65,463
Vehicles	-	420
Construction in progress	-	2,187
Less Accumulated Depreciation	(2,448)	(151,228)
TOTAL PROPERTY & EQUIPMENT	$ 1,533	$ 128,749
OTHER ASSETS
Loans to Insiders	-	-
Other Assets (attach schedule)	2,877	5,166
TOTAL OTHER ASSETS	$ 2,877	$ 5,166

TOTAL ASSETS	$ 25,618	$ 283,377

	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	3
Taxes Payable (refer to FORM MOR-4)	998
Wages Payable	9
Rent / Leases - Building/Equipment	1,289
Secured Debt / Adequate Protection Payments	-
Professional Fees	879
Amounts Due to Insiders	22
Other Postpetition Liabilities (attach schedule)	17,642
TOTAL POSTPETITION LIABILITIES	$ 20,842	$ -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	990	76,069
Priority Debt	-	37
Unsecured Debt	53,116	54,533
Other Pre-petition Liabilities (attach schedule)	293	64,099
TOTAL PRE-PETITION LIABILITIES	$ 54,399	$ 194,738

TOTAL LIABILITIES	$ 75,241	$ 194,738
OWNER EQUITY
Capital Stock	137	137
Additional Paid-In Capital	78,007	78,002
Retained Earnings - Pre-Petition	11,987	11,987
Retained Earnings - Postpetition	(138,267)	-
Adjustments to Owner Equity (attach schedule)	(1,487)	(1,487)
NET OWNER EQUITY	(49,623)	88,639

TOTAL LIABILITIES AND OWNERS' EQUITY	$ 25,618	$ 283,377

[1] Restricted Cash and Cash Equivalents represents cash held in separate accounts for utility adequate assurance.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

BALANCE SHEET - continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Prepaid Expenses	($ in 000's)	($ in 000's)
Prepaid insurance	66	1,167
Workers compensation prepaid	1,739	889
Prepaid advertising	-	219
Prepaid health and other	24	122
Prepaid rent	76	-
Prepaid expenses	-	1,094
Prepaid property taxes	-	358

Total Prepaid Expenses	1,829	3,849
Other Current Assets
Supplies	-	1,534
Workers compensation reserves	6,118	6,118
Deferred loan fees	-	4
Other receivables	507	373
Salary support receivable	-	184
Other	-	3

Total Other Current Assets	6,625	8,216
Other Assets
Intangibles - lease rights	-	813
Investment in partnership	1,861	1,810
Deposits	1,016	-
Straightline lease	-	2,543
Prepaid rent	-

Total Other Assets	2,877	5,166
	BOOK VALUE AT END OF	BOOK VALUE
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Pre-petition Liabilities
Other Postpetition Liabilities
Accrued expenses	2,822
Gift and merchandise cards	3,595
Vacation payable	34
Payroll deductions payable	-
Sales return reserve	-		[1]
Workers compensation insurance reserves	6,118	-	[1]
Other insurance reserves	329	-	[1]
Deferred revenue	-	-
Deferred rent	-
Intangibles - lease rights	-
Fin 48 liability	1,008
Deferred taxes	3,736
Capital leases	-
Total Other Postpetition Liabilities	17,642

Other Prepetition Liabilities
Accrued expenses	-	5,162	[2]
Gift and merchandise cards	-	7,738	[2]
Sales and payroll taxes payable	-	10,495	[2]
Wages payable	-	2,030	[2]
Vacation payable	25	2,990
Payroll deductions payable	-	304	[2]
Accrued accounting fees	151	520
Pension liability	97	97
Other accruals prepetition	20	599
Store party fund	-	63
Vendor supported events	-	220
Sales return reserve	-	1,663	[1]
Workers compensation insurance reserves	-	6,118	[1]
Other insurance reserves	-	259	[1]
Deferred revenue	-	6,699
Deferred rent	-	5,466
Intangibles - lease rights	-	208
Fin 48 liability	-	1,008
Deferred taxes	-	3,512
Capital leases	-	8,948

Total Other Prepetition Liabilities	293	64,099
Adjustments to Owner Equity
Treasury stock	(1,487)	(1,487)

[1] Represents reserves that are reevaluated on a quarterly basis.
[2] Represents employee programs that were continued postpetition per Court order.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

(Actual $)
	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
	Liability	Accrued	Paid	Liability
Federal
Withholding	6,498	19,730	(19,613)	6,615
FICA	2,027	6,135	(6,107)	2,055
Unemployment	-	-	-	-
Total Federal Taxes	$ 8,525	$ 25,865	$ (25,720)	$ 8,670
State and Local
Withholding	2,420	7,352	(7,306)	2,466
Sales & Excise	-	-	-	-
Unemployment	-	-	-	-
Real Property	471,416	18,126	(2,637)	486,905
Personal Property [1]	499,580	-	-	499,580
Workers Compensation	-	-	-	-
Other: Local	-	-	-	-
Total State and Local	973,416	25,478	(9,943)	988,951
Total Taxes	$ 981,941	$ 51,343	$ (35,663)	$ 997,621

[1] Personal Property Taxes are paid on an annual basis.

* Copies of tax returns are available upon request.

SUMMARY OF ACCOUNTS PAYABLE

Attach aged listing of accounts payable.

Note: The Company does not analyze or prepare the aging of its accounts payable.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re Gottschalks, Inc.	Case No. 09-10157 (KJC) Reporting Period: May 30, 2010 - July 3, 2010

ACCOUNTS RECEIVABLE AGING

Accounts Receivable Aging	Amount

Note: The Company does not analyze or prepare the aging of its accounts receivable.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X